SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION
                                DATED MAY 1, 2001

                               JNL(R) SERIES TRUST

On page 26 of the Statement of Additional Information, the following paragraph should be added at the end of the page:

         For the JNL/Oppenheimer Global Growth Series:

(a) Securities of foreign issuers that are represented by American Depository Receipts or that are listed on a U.S. securities exchange or traded in the U.S. over-the-counter markets are not considered "foreign securities" for the purpose of the Fund's investment allocations.

On page 27 of the Statement of Additional Information, the following paragraph should be added under the heading "JNL/Oppenheimer Growth Series:"

(b) The Series may invest up to 25% of its total assets in foreign securities (American Depository Receipts are not considered foreign securities).


This Supplement is dated June 28, 2001.

(To be used with V3180 Rev. 05/01)